UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

KREIDO BIOFUELS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-130606	20-3240178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenida Acaso Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 389-3499

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 27, 2007, Kreido Biofuels, Inc. (the “Company”) issued a press release announcing that the Company has entered into a marketing and distribution agreement with Eco-Energy, Inc., a leading energy and chemical marketing and trading company. Under the terms of the agreement, Eco-Energy, Inc. will purchase the Company’s biodiesel output from Wilmington, North Carolina and Argo, Illinois for a minimum of 3 years at current commercial market prices, as well as provide the Company transportation and logistics services. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit

99.1	Press release of Kreido Biofuels, Inc. issued June 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

KREIDO BIOFUELS, INC.

Date: June 27, 2007

By: /s/ Philip Lichtenberger
Name: Philip Lichtenberger
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release of Kreido Biofuels, Inc. issued June 27, 2007